SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -----------------

                         Date of Report: MARCH 23, 2003
                                         --------------


                          UNITED COMPANIES CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                        000-28321                88-0374969
----------------------------          -----------              -------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


940 N.W. 1ST STREET, FT. LAUDERDALE, FLORIDA                       33311
--------------------------------------------                       -----
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (954) 462-5570
                                                           --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      United Companies Corporation, a Nevada corporation ("United") entered into a Share Exchange Agreement (the "Share Exchange Agreement"), dated March 23, 2004, by and among United, Trebor Industries, Inc., d/b/a Brownies Third Lung, a Florida corporation ("Trebor") and Robert Carmichael (the "Shareholder"). Pursuant to the Share Exchange Agreement, the Shareholder exchanged 377 shares of common stock, par value $1.00 per share, of Trebor, which constitutes all of the issued and outstanding shares of capital stock of Trebor, for 95,000,000 shares of common stock, par value $0.001 per share, of United. Pursuant to the Share Exchange Agreement, Trebor became a wholly-owned subsidiary of United.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (A)   FINANCIAL STATEMENTS

      Attached hereto

      (B)   PRO FORMA FINANCIAL INFORMATION

      Attached hereto

      (C)   EXHIBITS

EXHIBIT             DESCRIPTION
-------             -----------
Exhibit 16.1        Share Exchange Agreement, dated March 23, 2004, by and among United   Incorporated by reference to
                    Companies Corporation, Trebor Industries, Inc., d/b/a Brownies        Exhibit 16.1 to current report
                    Third Lung and Robert Carmichael.                                     on Form 8-K filed with the
                                                                                          Commission on April 9, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED COMPANIES CORPORATION

Date:    June 21, 2004               By: /s/ Robert M. Carmichael
                                        ---------------------------------------
                                     Name: Robert M. Carmichael
                                     Its:  President and Chief Executive Officer

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG

                              FINANCIAL STATEMENTS

        (With Report of Independent Certified Public Accountants Thereon)

                                TABLE OF CONTENTS

                                                                        PAGE NO.

Report of Independent Certified Public Accountants                         1

  Financial Statements

  Balance Sheet                                                            2

  Statements of Operations                                                 3

  Statement of Stockholder's Deficit                                       4

  Statements of Cash Flows                                                 5

Notes to Financial Statements                                              6

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the board of directors and stockholder
Trebor Industries, Inc.
dba Brownie's Third Lung
Ft. Lauderdale, Florida

We have audited the accompanying balance sheet of Trebor Industries, Inc. dba Brownie's Third Lung as of December 31, 2003, and the related statements of operations, stockholder's deficit, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trebor Industries, Inc. dba Brownie's Third Lung as of December 31, 2003, and the results of its operations and cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and current liabilities exceed current assets, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

L.L. Bradford & Company, LLC
April 30, 2004
Las Vegas, Nevada

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                                  BALANCE SHEET
                                DECEMBER 31, 2003


                                     ASSETS

Current assets
  Cash                                                              $        --
  Accounts receivable, net                                               51,600
  Inventory                                                             333,339
                                                                    -----------
     Total current assets                                               384,939
Fixed assets, net                                                        94,301
Other assets                                                              6,902
                                                                    -----------
Total assets                                                        $   486,142
                                                                    -----------

                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
  Bank overdraft                                                    $    26,299
  Accounts payable and accrued liabilities                              340,200
  Due to related parties                                                731,930
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                                     5,000
  Other liabilities                                                      44,362
  Loans payable - current portion                                        19,480
  Capital lease obligations - current portion                             7,634
                                                                    -----------
     Total current liabilities                                        1,174,905
Long-term liabilities
  Loans payable - long-term portion                                      49,860
                                                                    -----------
Total liabilities                                                     1,224,765
Commitments and contingencies                                                --
Stockholder's deficit
  Common stock; $1.00 par value; 500 shares authorized
    377 shares issued and outstanding                                       377
  Additional paid-in capital                                            365,469
  Treasury stock                                                         (4,800)
  Accumulated deficit                                                (1,099,669)
                                                                    -----------
     Total stockholder's deficit                                       (738,623)
                                                                    -----------
Total liabilities and stockholder's deficit                         $   486,142
                                                                    -----------

                 See Accompanying Notes to Financial Statements

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                            STATEMENTS OF OPERATIONS

                                               For the year ended  For the year ended
                                                December 31, 2003  December 31, 2002
                                                -----------------  -----------------
Revenues                                           $ 2,455,946      $ 2,752,106
Cost of revenues                                     1,707,077        1,986,065
                                                   -----------      -----------

  Gross profit                                         748,869          766,041

Operating expenses
  Research and development costs                            --           56,491
  Selling, general and administrative                  861,230          651,108
                                                   -----------      -----------
     Total operating expenses                          861,230          707,599
                                                   -----------      -----------
  Income (loss) from operations                       (112,361)          58,442

Other expense
  Other expense                                         (1,113)          (2,003)
  Interest expense                                     (73,595)         (53,692)
                                                   -----------      -----------
     Total other expense                               (74,708)         (55,695)

Net income (loss)                                  $  (187,069)     $     2,747
                                                   ===========      ===========

Basic income (loss) per common share               $   (496.20)     $      7.29
                                                   ===========      ===========
Diluted income (loss) per common share             $   (496.20)     $      7.29
                                                   ===========      ===========

Basic and diluted weighted average common
  shares outstanding                                       377              377
                                                   ===========      ===========

                 See Accompanying Notes to Financial Statements

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                       STATEMENT OF STOCKHOLDERS'SDEFICIT

                                  Common Stock              Additional                                    Total
                           ----------------------------      Paid-in       Treasury    Accumulated    Stockholder's
                              Shares            Amount       Capital        Stock        Deficit        Deficit
                           -----------------------------------------------------------------------------------------
Balance, December 31, 2001           377  $        377  $      365,469 $    (4,800)    $ (915,347)    $ (554,301)

Net income                            --            --              --          --          2,747          2,747
                           -----------------------------------------------------------------------------------------

Balance, December 31, 2002           377           377         365,469      (4,800)      (912,600)      (551,554)

Net loss                              --            --              --          --       (187,069)      (187,069)
                           -----------------------------------------------------------------------------------------

Balance, December 31, 2003           377  $        377  $      365,469 $    (4,800)    $(1,099,66)    $ (738,623)
                           =========================================================================================

                 See Accompanying Notes to Financial Statements

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                            STATEMENTS OF CASH FLOWS

                                                         For the year ended   For the year ended
                                                          December 31, 2003   December 31, 2002
                                                          -----------------   ------------------
Cash flows from operating activities:
  Net income (loss)                                             $(187,069)       $   2,747
  Adjustments to reconcile net income (loss) to net
   cash used by operating activities:
     Depreciation                                                  29,582           25,204
  Changes in operating assets and liabilities:
     Change in accounts receivable, net                           (37,961)          22,086
     Change in inventory                                           14,916            9,160
     Change in other assets                                        (2,153)           2,773
     Change in bank overdraft                                       3,136            8,855
     Change in accounts payable and accrued liabilities           (10,339)        (195,784)
     Change in customer deposits                                   (3,533)        (119,929)
     Change in billings in excess of cost and estimated
        earnings on uncompleted contracts                         (78,311)          83,311
     Change in other liabilities                                  (26,836)           1,974
                                                                ---------        ---------
          Net cash used by operating activities                  (298,568)        (159,603)

Cash flows from investing activities:
  Purchase of fixed assets                                        (54,822)         (37,692)
                                                                ---------        ---------
          Net cash used by investing activities                   (54,822)         (37,692)

Cash flows from financing activities:
  Net change in due to/from related parties                       472,805           84,593
  Proceeds from borrowings on loans payable                        47,206          180,274
  Principal payments on loans payable                            (152,951)         (52,551)
  Principal payments on capital lease obligations                 (13,670)         (15,021)
                                                                ---------        ---------
        Net cash provided by financing activities                 353,390          197,295
                                                                ---------        ---------

Net change in cash                                                     --               --

Cash, beginning of period                                              --               --
                                                                ---------        ---------

Cash, end of period                                             $      --        $      --
                                                                =========        =========

Supplemental disclosure of cash flow information:
  Cash paid for interest                                        $  18,962        $  53,256
                                                                =========        =========

                 See Accompanying Notes to Financial Statements

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of business - Trebor Industries, Inc., dba Brownie's Third Lung (hereinafter referred to as the "Company") designs, tests, manufactures and distributes recreational hookah diving, and yacht based scuba air compressor and Nitrox Generation Systems from its factory in Ft. Lauderdale, Florida. The Company also designs, develops and produces a line of scuba and water safety products targeted at the public safety diver and recreational boating markets. The Company was incorporated in the State of Florida in September 1981.

History - As discussed in Note 10, On March 23, 2004, United Companies Corporation ("UCC") consummated an agreement to acquire all of the outstanding capital stock of Trebor Industries, Inc., dba Brownies Third Lung, in exchange for 95,000,000 shares of the Company's common stock ("UCC Transaction"). Prior to the UCC Transaction, UCC was a non-operating public shell company with no operations, nominal assets, accrued liabilities totaling $224,324 and 14,483,718 shares of common stock issued and outstanding; and Trebor Industries, Inc. dba Brownies Third Lung was a manufacturer and distributor of hookah diving, and yacht based scuba air compressor and Nitrox Generation Systems from its factor in Ft. Lauderdale, Florida. The UCC Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the UCC Transaction is equivalent to the issuance of stock by Trebor Industries, Inc., dba Brownies Third Lung, for the net monetary assets of a non-operational public shell company (UCC), accompanied by a recapitalization. UCC issued 95,000,000 shares of its common stock for all of the issued and outstanding common stock of Trebor Industries, Inc. dba Brownies third Lung. The accounting for the UCC Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded. Accordingly, these financial statements are the historical financial statements of Trebor Industries, Inc. dba Brownies Third Lung. Trebor Industries, Inc. dba Brownies Third Lung was incorporated in September 17, 1981. Therefore, these financial statements reflect activities from September 17, 1981 (Date of Inception for Trebor Industries, Inc. dba Brownies Third Lung) and forward.

UCC was incorporated under the laws of Nevada on November 26, 2001 with authorized common stock of 250,000,000 shares with a par value of $0.001 and preferred stock of 10,000,000 shares with a par value of $0.001. The terms of the preferred includes conversion rights, at the option of the stockholder of 400 shares of common stock for each share of preferred stock.

Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred a net loss of approximately $187,000 for the year ended December 31, 2003. The Company's current liabilities exceed its current assets by approximately $790,000 as of December 31, 2003.

These conditions give rise to substantial doubt about the Company's ability to continue as a going concern. The Company's management plans to introduce their product line into two previously non-traditional outlets through major retailers. Concurrently, the Company plans to introduce web-based training related to the Hooka diving systems, which should broaden the potential market. The Company will need additional sources of capital through the issuance of debt and equity financing to complete their plans, but there can be no assurance that the Company will be successful in accomplishing its objectives.

Definition of fiscal year - The Company's fiscal year end is December 31.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES (CONTINUED)

Inventory - Inventory is stated at the lower of cost or market. Cost is principally determined by using the average cost method. Inventory consists of raw materials as well as finished goods held for sale. The Company's management monitors the inventory for excess and obsolete items and makes necessary valuation adjustments when required.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is primarily 3 to 5 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Revenue recognition - Revenues from product sales are recognized when the Company's products are shipped. Revenues from fixed-price contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost of each contract. This method is used because management considers the percentage of cost incurred to date to estimated total cost to be the best available measure of progress on the contracts.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Change in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized. Claims are included in revenues when realization is probable and the amount can be reliably estimated.

Revenue and costs incurred for time and material projects are recognized currently as the work is performed.

Product development costs - Product development expenditures are charged to expenses as incurred.

Advertising and marketing costs - The Company recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. Advertising expenses incurred for the years ended December 31, 2003 and 2002 were approximately $34,500 and $6,100, respectively.

Income taxes - The Company has elected to be taxed as an S corporation under the Internal Revenue Code, which provides that shareholders separately account for items of income, deductions, losses and credits. Accordingly, no provisions for federal income taxes are included in the accompanying financial statements for the twelve months ended December 31, 2003.

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES (CONTINUED)

Comprehensive   income   (loss)  -  The  Company  has  no  components  of  other
comprehensive income. Accordingly, net loss equals comprehensive loss for all periods.

Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies Statements of Financial Accounting Standards ("SFAS") No. 123 Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

The Company issued no stock, neither granted warrants nor options, to employees for compensation for the years ended December 31, 2003 and 2002.

In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

Fair value of financial instruments - The carrying amounts and estimated fair values of the Company's financial instruments approximate their fair value due to the short-term nature.

Earnings (loss) per common share - Basic earnings (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Basic earnings
(loss) per share is computed using the weighted-average number of outstanding common shares during the applicable period. Diluted earnings (loss) per share is computed using the weighted average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

New accounting pronouncements - Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements, addresses consolidation by business enterprises of variable interest entities. It is effective immediately for variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities acquired before February 1, 2003. The impact of adoption of this statement is not expected to be significant.

SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, amends and clarifies accounting for derivative instruments under SFAS No. 133. It is effective for contracts entered into after June 30, 2003. The impact of adoption of this statement is not expected to be significant.

SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liability and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The impact of adoption of this statement is not expected to be significant.

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS

2.    INVENTORY

Inventory consists of the following at December 31, 2003:

               Raw materials                               $    205,670
               Work in process                                       --
               Finished goods                                   127,669
                                                           ------------

                                                           $    333,339
                                                           ============

3.    FIXED ASSETS

Fixed assets consist of the following as of December 31, 2003:

               Furniture and equipment                     $     156,711
               Vehicles                                           72,480
               Leasehold improvements                             43,958
                                                            ------------
                                                                 273,149
               Less: accumulated depreciation                    178,848
                                                            ------------

                                                            $     94,301
                                                            ============

4.    RELATED PARTY TRANSACTIONS

Due to related parties - Due to related parties consist of the following as of December 31, 2003:

Loan from the Company's single stockholder, unsecured,
    bearing interest at 10% per annum, and due on demand                            $   506,429

Loan from an entity owned by the Company's single
    stockholder, unsecured, bearing interest at 10% per
    annum, and due on demand                                                            191,520

Loanfrom the Company's single stockholder, unsecured, bearing interest at 10%
    per annum, principal-only payments of $5,000 per month, with principal and
    interest due on demand                                                               27,387

Loan from an entity owned by the Company's single
    stockholder, unsecured, bearing no interest, and
    due on demand                                                                         6,594
                                                                                    -----------

                                                                                    $   731,930
                                                                                    ===========

Revenues - The Company sells products to an entity owned by the Company's single stockholder. Revenue earned from the entity for the years ended December 31, 2003 and 2002 were approximately $405,000 and $344,000, respectively.

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS

5.    BILLINGS IN EXCESS OF COST AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Billings in excess of costs and estimated earnings on uncompleted contracts consist of the following as of December 31, 2003:

             Costs incurred on uncompleted contracts               $  147,241
             Estimated earnings                                        37,567
                                                                   ----------
                                                                      184,808
             Less: billings to date                                   189,808
                                                                   ----------

             Billings in excess of cost and estimated
               earnings on uncompleted contracts                   $   (5,000)
                                                                   ==========


6.    OTHER LIABILITIES

Other liabilities totaling $44,362 as of December 31, 2003 consist of various settlements with government agencies for payment of taxes and penalties. Under the settlement agreements, the Company is required to make monthly payments ranging from $500 to $1,501. The liabilities are unsecured and payments continue until paid in full. Further, the liabilities bear interest ranging from 0% to 7%.

7.    LOANS PAYABLE

Loans payable consists of the following as of December 31, 2003:
Promissory note payable secured by a vehicle of the Company, bearing interest at
    10.16%, due in monthly principal and interest payments of
    $553, which matures August 2007                                                    $   21,007

Promissory note payable secured by a vehicle of the Company, bearing no interest, due in monthly principal and interest payments of
    $349, which matures November 2008                                                      20,589

Promissory note payable secured by a vehicle of the Company, bearing interest at
    7.47%, due in monthly principal and interest payments of
    $513, which matures October 2008                                                       25,244

Promissory note payable to an individual, unsecured, bearing no interest, payable in monthly installments of $500, which matures January 2003. As of
    December 31, 2003, the Company was in default, however the Company began making variable payments in accordance with ongoing negotiations
    with the individual                                                                     2,500
                                                                                        ---------

                                                                                           69,340
Less amounts due within one year:                                                          19,480
                                                                                        ---------

Long-term portion of loan payable                                                       $  49,860
                                                                                        =========

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS

7.    LOANS PAYABLE (CONTINUED)

As of December 31, 2003, principal payments on the notes payable are as follows:

               2004                                         $    19,480
               2005                                              16,980
               2006                                              16,980
               2007                                              11,967
               2008                                               3,933
                                                             ----------

                                                             $   69,340
                                                             ==========

8.    CAPITAL LEASE OBLIGATIONS

The Company is obligated under capital leases for equipment. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. Capital lease obligations totaling $7,634 require minimum monthly lease payments ranging from $289 to $1,372 with an interest rate ranging from 0.0% to 12.3%. The future minimum lease payments required under the capital lease obligations as of December 31, 2003, are as follows:

               2004                                          $   7,742
               Less: amount representing interest                   99
                                                             ---------

               Present value of minimum lease payments       $   7,634
                                                             =========

9.    COMMITMENTS AND CONTINGENCIES

Commitments - The Company operates from a leased facility under a non-cancelable operating lease. The lease calls for an annual base rent of approximately $115,000 with a 10% increase every 5 years. For the years ended December 31, 2003 and 2002, total rent expense for the leased facilities approximated $113,000 and $84,000, respectively.

Future minimum lease payments required under such operating leases as of December 31, 2003, are as follows:

               2004                                     $   115,000
               2005                                         115,000
               2006                                         115,000
               2007                                         115,000
               2008                                         115,000
               Thereafter                                   555,833
                                                        -----------

                                                        $ 1,130,833
                                                        ===========

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS


Legal proceedings - The Company is involved in various legal proceedings which have arisen in the ordinary course of business. While the results of these matters cannot be predicted with certainty, the Company's management believes that losses, if any, resulting from the ultimate resolution of these matters will not have a material adverse effect on the Company's results of operations, cash flows or financial position. However, unfavorable resolution could affect the results of operations or cash flows for the years in which they are resolved.

10.   SUBSEQUENT EVENTS

Royalties - During January 2004 the Company entered into various Non-Exclusive License Agreements with entities owned by the Company's Chief Executive Officer to license patents of products owned by the entities. Based on the agreements, the Company will pay the entities from $1.00 to $50.00 per licensed products sold, with rates increasing 5% annually.

During January 2004, the Company entered into an Exclusive License Agreement with an entity owned by the Company's Chief Executive Officer to license the trademark "Brownies Third Lung". Under the agreement the Company will make quarterly payments totaling the greater of $15,000 or 2.5% of gross revenues.

During January 2004, the Company entered into two Exclusive License Agreements with an entity owned by the Company's Chief Executive Officer to license the various "Tankfill and Public Safety" trademarks. Under the Agreements the Company will make quarterly payments totaling 1% of gross revenues for total related licensed products sold.

During January 2004, the Company entered into a Non-Exclusive License Agreement with an entity owned by the Company's Chief Executive Officer to license a trademark of products owned by the entity. Based on the Agreement, the Company will pay the entity $0.25 per licensed products sold, with rates increasing $0.05 annually.

UCC Transaction - As discussed in Note 1, on March 23, 2004, United Companies Corporation ("UCC") consummated an agreement to acquire all of the outstanding capital stock of Trebor Industries, Inc., dba Brownies Third Lung, in exchange for 95,000,000 shares of the Company's common stock ("UCC Transaction"). Prior to the UCC Transaction, UCC was a non-operating public shell company with no operations, nominal assets, accrued liabilities totaling $224,324 and 14,483,718 shares of common stock issued and outstanding; and Trebor Industries, Inc. dba Brownies Third Lung was a manufacturer and distributor of hookah diving, and yacht based scuba air compressor and Nitrox Generation Systems from its factor in Ft. Lauderdale, Florida. The UCC Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the UCC Transaction is equivalent to the issuance of stock by Trebor Industries, Inc., dba Brownies Third Lung, for the net monetary assets of a non-operational public shell company (UCC), accompanied by a recapitalization. During March 2004, UCC issued 95,000,000 shares of its common stock for all of the issued and outstanding common stock of Trebor Industries, Inc. dba Brownies third Lung. The accounting for the UCC Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded. Accordingly, these financial statements are the historical financial statements of Trebor Industries, Inc. dba Brownies Third Lung. Trebor Industries, Inc. dba Brownies Third Lung was incorporated in September 17, 1981. Therefore, these financial statements reflect activities from September 17, 1981 (Date of Inception for Trebor Industries, Inc. dba Brownies Third Lung) and forward.

                             TREBOR INDUSTRIES, INC.
                            DBA BROWNIE'S THIRD LUNG
                          NOTES TO FINANCIAL STATEMENTS


11.   UNAUDITED PRO FORMA RESULTS

As discussed in Note 1 and 10, UCC consummated an agreement to acquire all of the outstanding capital stock of the Company. Accordingly, the following unaudited pro forma condensed statements of operations are to present the results of operations of the consolidated entities for the year ended December 31, 2003 as though the transaction described in Note 1 had been effective on January 1, 2002. The unaudited pro forma results of operations are based upon assumptions that the Company believes are reasonable and are based on the historical operations of United Companies Corporation, Inc. The unaudited pro forma statements of operations are presented for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the business combination with United Companies Corporation been consummated on January 1, 2002.

Unaudited Pro forma results for the year ended December 31, 2003:

                                                     TREBOR INDUSTRIES,
                                                            INC.               PRO FORMA
                                                       DBA BROWNIES         UNITED COMPANIES      PRO FORMA
                                                        THIRD LUNG            CORPORATION        ADJUSTMENTS       RESULTS
                                                        ----------            -----------        -----------       -------
Revenues                                             $      2,455,946         $          --       $      --     $ 2,455,946
Cost of revenues                                            1,707,077                    --              --       1,707,077
Gross profit                                                  748,869                    --              --         748,869
Operating expenses                                            861,230                52,726              --         913,956
Loss from operations                                        (112,361)              (52,726)              --       (165,087)
Other expenses                                               (74,708)              (56,152)              --       (130,860)
Loss before tax provisions                                  (187,069)             (108,878)              --       (295,947)
Tax provisions                                                     --                    --              --              --
Net loss                                             $      (187,069)         $   (108,878)       $      --     $ (295,947)

Basic and diluted loss per
Common share                                         $       (496.20)         $      (0.03)       $      --     $    (0.08)
Weighted average shares used
in per share calculations                                         377             3,763,139              --       3,763,139

Unaudited Pro forma results for the year ended December 31, 2002:

                                                    TREBOR INDUSTRIES,
                                                          INC.                 PRO FORMA
                                                      DBA BROWNIES         UNITED COMPANIES       PRO FORMA
                                                       THIRD LUNG             CORPORATION        ADJUSTMENTS       RESULTS
Revenues                                             $     2,752,106         $           --      $       --   $   2,752,106
Cost of revenues                                           1,986,065                     --              --       1,986,065
Gross profit                                                 766,041                     --              --         766,041
Operating expenses                                           707,599              1,518,112              --       2,225,711
Income (loss) from operations                                 58,442            (1,518,112)              --     (1,459,670)
Other expenses                                              (55,695)               (57,778)              --       (113,473)
Income (loss) before
  extraordinary gain                                           2,747            (1,575,890)              --     (1,573,143)
Extraordinary gain                                                --                 33,708              --          33,708
Income (loss) before tax
  provisions                                                   2,747            (1,542,182)              --     (1,539,435)
Tax provisions                                                    --                     --              --              --
Net income (loss)                                    $         2,747         $  (1,542,182)      $       --   $ (1,539,435)

Basic and diluted income (loss)
  per common share                                   $          7.29         $       (0.53)      $       --   $      (0.52)
Weighted average shares used
  in per share calculations                                      377              2,958,666              --       2,958,666